Exhibit 32.2
Certification of Principal Financial Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)
I, Robert C. Low, Vice President, Finance and Acting Chief Financial Officer (principal financial officer) of Advancis Pharmaceutical Corporation (the “Registrant”), certify, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended June 30, 2006 of the Registrant (the “Report”), that:
          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ ROBERT C. LOW
Name: Robert C. Low
Date: August 9, 2006